                                  EXHIBIT 10.6


                     ACQUISITION OF THE INFORMATION EXCHANGE

                                  BILL OF SALE

                          INFORMATION EXCHANGE, L.L.C.


     This Bill of Sale is entered into between Rocky Mountain Internet, Inc., a Delaware corporation (the "Company") and the persons whose signature appear below (the "Owners").

     Whereas, the Owners own all of the outstanding equity interests in the Information Exchange, L.L.C.. The Company and the Owners desire to exchange shares of common stock of the Company ("Common Stock") for all of Owners' equity interests in IE (the "Equity Interests") upon the terms and subject to the conditions set forth herein.

     Therefore, the parties agree as follows:

     1. Each of the Owners hereby assigns, transfers and conveys to the Company all of such Owners Equity Interests in IE, in exchange for an aggregate of 52,723 shares of Common Stock, such shares to be issued to the owners pro rata according to their respective ownership interests in IE.

     2. Each of Roy Dimoff, Brian Dimoff, Nancy Phillips and Sandra Collins represents and warrants that they own 51%, 14%, 31% and 4%, respectively, of the outstanding equity interests in IE, and that upon delivery of such Equity Interests to the Company, the Company will own 100% of the outstanding equity interests in IE, free and clear of any lien, claim or encumbrance of any kind whatsoever.

     3. The Company represents and warrants that the shares of Common Stock to be issued hereunder will be validly issued, fully paid and nonassessable and free and clear of any lien, claim or encumbrance of any kind whosoever, except for restrictions on transfer imposed by applicable securities laws.

     Effective December 3, 1996, notwithstanding the actual date of execution. This Bill of Sale may be executed in one or more counterparts.

     Rocky Mountain Internet, Inc.

     By: /s/ D. Kirk Roberts                      /s/ Nancy Phillips
        -----------------------                   -------------------------
                                                  Nancy Phillips


     /s/ Roy Dimoff                               /s/ Brian Dimoff
     --------------------------                   -------------------------
     Roy Dimoff                                   Brian Dimoff


     /s/ Sandra Collins
     --------------------------
     Sandra Collins

                 MINUTES OF A MEETING OF THE BOARD OF DIRECTORS
                        OF ROCKY MOUNTAIN INTERNET, INC.

                                December 3, 1996

     A special meeting of the board of directors of Rocky Mountain Internet, Inc., a Delaware corporation (the "Corporation") was held on December 3, 1996, at the executive offices of the Corporation. Present were Roy Dimoff, Chris Phillips and Gerald Van Eeckhout, all the directors of the Corporation. Also present were Marcia White and, by conference telephone, Tony Petrelli, a senior vice president with Neidiger/Tucker/Bruner, Inc., the Corporation's investment banker, and, for the initial portion of the meeting, Stephen Halasz, the Corporation's attorney.

     A general discussion of the proposed acquisition by the Corporation of the outstanding equity interests in the Information Exchange, LLC ("IE") was had. Mr, Dimoff, a director of the Corporation, is an equity owner in IE, as are Nancy Phillips and Brian Dimoff, employees of the Corporation. Messrs. Phillips and Van Eeckhout asked questions of Mr. Dimoff regarding the advisability, consideration to be paid and other terms of the proposed transaction, and the value of the assets to be received by the Corporation. Mr. Dimoff explained that the proposed consideration to be paid by the Corporation consisted of 52,723 shares of common stock, valued for such purpose at a 40% discount from the most recent bid prices of the common stock based on the restricted nature of the shares proposed to be issued. Such valuation resulted in a deemed purchase price for IE of $60,385, or 6.5 times current monthly revenue.

     Mr. Phillips and Mr. Van Eeckhout then reviewed the written opinion of Neidiger to the effect that the proposed transaction is fair to the Corporation from a financial point of view. After questioning Mr. Petrelli regarding the basis for the Neidiger opinion, Messrs. Phillips and Van Eeckhout, upon motion duly made and seconded, voted in favor of the following resolutions, with Mr. Dimoff abstaining:

     RESOLVED, that whenever these resolutions authorize the taking of any action by the "Proper Officers," such action may be taken by the president and any vice president of the Corporation, any one of them acting alone, or to the extent necessary for purposes of certification and attestation, any secretary or assistant secretary of the Corporation.

     RESOLVED, that Marcia White shall serve as secretary of the meeting and shall prepare minutes of the meeting for approval of the directors.

     FURTHER RESOLVED, that it is in the best interests of the Corporation to acquire IE for consideration consisting of 52,723 shares of common stock of the corporation, such shares to be issued to the holders of equity interests in IE pro rata according to their respective interests.

     FURTHER RESOLVED, that the Proper Officers be, and each of them hereby is, with full authority to act without the others, authorized to execute and deliver, in the name and on behalf of the Corporation, a bill of sale and all other documents, instruments, agreements and certificates to be delivered by the Corporation pursuant to or in connection with the acquisition of IE (the "Transaction Documents"), with such additions, deletions or changes therein and modifications thereof, if any, as the Proper Officer executing the same shall approve (the execution thereof by any such officer to be conclusive evidence of his or her approval of any such additions, deletions, changes or modifications) and that each of the officers of the Corporation hereby is authorized and directed to take any and all appropriate action on behalf of the Corporation to perform its obligations under the Transaction Documents.

     FURTHER RESOLVED, that the Secretary and Assistant Secretaries of the Corporation are hereby authorized and directed to sign any Secretary's Certificates required to be delivered pursuant to or in connection with the Transaction Documents and to make such attestations as may be required pursuant to or in connection with the Transaction Documents.

     FURTHER RESOLVED, that the Proper Officers of the Corporation be, and each of them hereby is, authorized and directed to take any and all actions necessary and advisable to consummate the transactions contemplated hereby, and to carry out the purpose and intent of the foregoing resolutions.

     FURTHER, RESOLVED, that the Proper Officers are further authorized, but shall not be required, to take any action including, without limitation, completing or conforming any document delivered by or on behalf of the Corporation with respect to the transactions described in the foregoing resolutions and to execute any other instruments, assurances, certificates, or waivers for or on behalf of the Corporation as may be necessary or advisable to consummate the transactions contemplated herein.

     FURTHER RESOLVED, that all acts of the Proper Officers acting on behalf of the Corporation in connection with the negotiation and execution of the transactions contemplated herein and all other necessary instruments, documents, and agreements relating thereto are approved, ratified and confirmed.

     FURTHER RESOLVED, that each and all of the resolutions, acts, and proceedings of the officers of the Corporation, since the last ratification of acts as evidenced by the records in the minute book of the Corporation, are hereby approved, ratified, and made the acts and deeds of the Corporation.

     There being no further business to come before the meeting, the meeting upon motion duly made and seconded was adjourned.

Respectfully submitted,


/s/ Marcia White
---------------------------
Marcia White


                                        Approved and Signed:


                                        /s/ Roy J. Dimoff
                                        -----------------------------
                                        Roy J. Dimoff


                                        /s/ Christopher K. Phillips
                                        -----------------------------
                                        Christopher K. Phillips


                                        /s/ Gerald Van Eeckhout
                                        -----------------------------
                                        Gerald Van Eeckhout

                                        Being all of the directors of the
                                        Corporation

                                 August 7, 1996



To the Members
The Information Exchange, Limited Liability Company
1800 Glenarm Place, 11th Floor
Denver, Colorado 80202




     We have compiled the accompanying statement of Assets, Liabilities, and Members' Equity--cash basis of The Information Exchange Limited Liability Company as of July 31, 1996, and the related statement of revenues and expenses--cash basis for the seven months then ended, in accordance with Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

     A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

     The Company has chosen under the Internal Revenue Code to be a limited liability company. In lieu of income taxes, the members of a limited liability company are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

     Management has elected to omit substantially all of the disclosures ordinarily included in financial statements prepared on the cash basis of accounting. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's assets, liabilities, equity, revenue and expenses. Accordingly, these financial statements are not designed for those who are not informed about such matters.

                            Knorr & Associates, P.C.

                            THE INFORMATION EXCHANGE

        Statement of Assets, Liabilities and Members' Equity--Cash Basis
                                  July 31, 1996



ASSETS
     Current Assets:
          Cash in Bank                                             $ (3,192.)
                                                                   --------
               TOTAL CURRENT ASSETS                                  (3,192.)
                                                                   --------

     Plant, Property and Equipment
          Telephone Equipment                                        71,718.
                                                                   --------
                                                                     71,718.

               Less Accumulated Depreciation                        (23,340.)
                                                                   --------
                                                                     48,378.
                                                                   --------

               TOTAL ASSETS                                        $ 45,186.
                                                                   --------
                                                                   --------


LIABILITIES & MEMBERS' EQUITY
     Current Liabilities
          Accrued payroll taxes                                    $  1,691.
          Current portion of lease obligation                        28,430.
                                                                   --------
               TOTAL CURRENT LIABILITIES                             30,121.
                                                                   --------

     Long-term Liabilities
          Lease Obligation                                           43,406.
          Less Current Portion                                      (28,430.)
                                                                   --------
               Total Long-Term Debt                                  14,976.
                                                                   --------
               TOTAL LIABILITIES                                     45,097.
                                                                   --------

          Members' Equity
               Members' Equity                                       29,333.
               Current year expenses over revenue                    29,244.
                                                                   --------
               TOTAL MEMBERS' EQUITY                                     89.
                                                                   --------

               TOTAL LIABILITIES & MEMBERS' EQUITY                 $ 45,186.
                                                                   --------
                                                                   --------


SEE ACCOUNTANTS' COMPILATION REPORT
--------------------------------------------------------------------------------

               THE INFORMATION EXCHANGE LIMITED LIABILITY COMPANY
                 Statement of Revenues and Expenses--Cash Basis
                    For The Seven Months Ended July 31, 1996


Rental Revenues                                     $50,918.         100.00%
                                                    -------          -------
Expenses:
     Auto expense                                       978.           1.92
     Bank charges                                       170.            .33
     Commissions                                        616.           1.21
     Contract labor                                      86.            .17
     Depreciation                                    12,249.          24.06
     Dues & subscriptions                             1,165.           2.29
     Employee benefits                                2,399.           4.71
     Equipment maintenance                              800.           1.57
     Entertainment                                      335.            .66
     Insurance                                          424.            .83
     Interest expense                                 3,201.           6.29
     Legal & accounting                                 760.           1.49
     Miscellaneous expense                              162.            .32
     Office supplies                                  1,290.           2.53
     Parking                                            567.           1.11
     Payroll taxes                                    3,032.           5.95
     Postage & shipping                                 653.           1.28
     Printing                                           467.            .92
     Promotion                                        2,020.           3.97
     Rent                                               300.            .59
     Repairs                                            455.            .89
     Salaries & wages                                31,494.          61.85
     Sales taxes                                        879.           1.73
     Telephone & communications                       4,444.           8.73
     Telephone lines & data circuits                 12,040.          23.65
     Travel                                             509.           1.00
     Worker's compensation                              241.            .47
                                                   --------         -------

               Total Operating Expenses              81,736.         160.52
                                                   --------         -------
                                                    (30,818.)        (60.52)
     Other income                                     1,574.           3.09
                                                   --------         -------

               Net Expenses Over Revenue           $(29,244.)        (57.43)%
                                                   --------         -------
                                                   --------         -------


SEE ACCOUNTANTS' COMPILATION REPORT
--------------------------------------------------------------------------------

               THE INFORMATION EXCHANGE LIMITED LIABILITY COMPANY
                      Statement of Cash Flows--Cash Basis
                    For The Seven Months Ended July 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES
     Net Expenses over Revenue                                   $(29,244.)
     Noncash Expenses:
          Depreciation                                             12,249.
     Changes is Assets and Liabilities:
       Increase (Decrease) In:
            Accrued Payroll Taxes                                     877.
                                                                 --------

       Net Cash Used by Operating Activities                      (16,118.)
                                                                 --------


CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of Equipment                                        (16,262.)
                                                                 --------

       Net Cash Used by Investment Activities                     (16,262.)
                                                                 --------


CASH FLOWS FROM FINANCING ACTIVITIES
     Payments of Lease Obligation                                  (8,833.)
     Additional Capital Lease Utilized                             16,262.
     Contribution by Members to Equity                             24,600.
                                                                 --------

       Net Cash Provided by Financing Activities                   32,029.
                                                                 --------

               Net Decrease in Cash                                 ( 351.)
     Cash Balance, January 1, 1996                                 (2,841.)
                                                                 --------
               Cash Balance, July 31, 1996                        $(3,192.)
                                                                 --------
                                                                 --------


     Supplemental Disclosure:
       Interest paid                                              $ 3,201.
                                                                 --------
                                                                 --------


SEE ACCOUNTANTS' COMPILATION REPORT
--------------------------------------------------------------------------------